SECOND QUARTER 2016 EARNINGS PRESENTATION JULY 21, 2016

FORWARD-LOOKING STATEMENTS Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” “outlook” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference. 1

SECOND QUARTER UPDATE Net income available to common equity of $47 million, or $0.31 per common share 2 Enhanced Customer Experience  50% increase in mobile deposits from the year ago quarter  Record levels of ATM and mobile deposits  New presence in downtown Milwaukee and La Crosse Organic Balance Sheet Growth  Average loans were up $719 million, or 4% from the first quarter  Total commercial lending accounted for 75% of average loan growth Diverse Business Lines  Recognized record insurance commissions of $22 million in the second quarter  Card-based fees, brokerage and annuity commissions, service charges, and trust service fees all increased from the first quarter Disciplined Credit Approach  Balanced loan growth across commercial, CRE, and consumer businesses  Loan mix by asset class was unchanged from the first quarter Expense Control  Noninterest expense was flat from the first quarter and down $2 million year over year  On target to hold expenses flat for the fifth straight year, when adjusted for acquisitions Prudent Capital Management  Dividend payout ratio of 35%  Return on average common equity Tier 1 (CET1) of 9.9%

($ in millions) $1.5 $1.4 $1.4 $1.4 $1.4 $5.4 $5.7 $5.8 $5.9 $6.1 $4.1 $4.3 $4.4 $4.5 $4.7 $7.2 $7.1 $6.9 $7.1 $7.5 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Commercial & Business Commercial Real Estate Residential Mortgage Home Equity & Other Consumer ($30) ($29) $2 $73 $116 $185 $192 $210 CRE Investor 18% Construction 6% Commercial & Business 38% Residential Mortgage 31% Home Equity 5% Other Consumer 2% LOAN PORTFOLIO TRENDS Average Net Loan Change (from 1Q 2016) Loan Mix – 2Q 2016 (Average) Average Quarterly Loans $18.5 $18.2 Total Commercial & Business +5% $18.5 $18.9 $19.6 Home Equity & Other Consumer Commercial Real Estate Residential Mortgage Power & Utilities Mortgage Warehouse REIT ($ in billions) General Commercial 3 Oil and Gas

CREDIT QUALITY TRENDS ($ IN MILLIONS) $140 $180 $178 $251 $281 $60 $84 $124 $150 $176 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Oil and Gas $149 $134 $158 $157 $154 $11 $13 $20 $129 $129 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Oil and Gas Potential Problem Loans Nonaccrual Loans $9 $8 $8 $4 $2 $13 $19 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Oil and Gas Net Charge Offs Allowance to Total / Oil and Gas Loans 1.4% 1.4% 1.5% 1.4% 1.4% 3.4% 3.8% 5.6% 6.5% 5.6% 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 ALLL / Total Loans Oil and Gas ALLL / Oil and Gas Loans 4 $200 $264 $302 $401 $457 $160 $147 $178 $286 $21 $283 $17

 Houston based  9 staff, including 2 in-house engineers  90 years of combined experience $26, 3.4% $29, 3.8% $42, 5.6% $49, 6.5% $42, 5.6% OIL AND GAS LENDING UPDATE  Spring redeterminations: Complete except for 3 credits; the reviews have largely resulted in borrowing base decreases  New business: New loan fundings of $86 million; offset by repayments and charge offs  Energy reserves: Declined due to charge offs; returned to prior year end level 1 – Based on borrowers’ % revenue from oil/gas 5  ~$1 billion in exposure  4% of total loans  57 credits  Exclusively focused on the upstream sector  Exposure is approximately 60% oil and 40% gas1  100% of loans are reserve secured Management Second Quarter Update Portfolio Mix Underwriting $658 $587 $522 $402 $387 $88 $158 $210 $225 $240 $11 $13 $20 $129 $129 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Pass Criticized / Classified Nonaccrual $757 $758 $752 $756 $756 Period End Loans by Credit Quality and Related Reserves ($ millions)

Net Interest Margin 3.15% 3.13% 3.14% 3.16% 3.12% 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3.38% 3.38% 3.37% 3.41% 3.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $140 $144 $148 $153 $157 $161 $165 $169 $174 $178 2.83% 2.82% 2.82% 2.81% 2.81% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 $84 $88 $92 $96 $ 00 $104 $108 $112 $116 $120 $124 $128 $132 $136 $140 $144 $148 $152 $156 $160 $164 $168 $172 $176 $180 $165 $170 $169 $171 $176 $1 $1 $2 $1 $1 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Interest Recoveries, Prepayment Fees, & Deferred Fees Net Interest Income Net of Interest Recoveries, Prepayment Fees, & Deferred Fees Yield on Interest-earning Assets Net Interest Income & Net Interest Margin Total Interest-earning Yield NET INTEREST INCOME AND MARGIN TRENDS ($ in millions) 0.21% 0.22% 0.22% 0.30% 0.31% 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Interest-bearing Deposit Costs Other Funding Costs 0.40% 0.40% 0.41% 0.39% $171 Total Loan Yield $172 0.45% $171 $166 $177 Cost of Interest-bearing Liabilities 6

$10 $7 $8 $4 $4 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 NONINTEREST INCOME TRENDS ($ IN MILLIONS) Mortgage Banking (net) Income $66 $64 $63 $65 $67 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Fee-based Revenue 1 – Fee-based Revenue = A non-GAAP financial measure, is the sum of trust service fees, service charges on deposit accounts, card-based and other nondeposit fees, insurance commissions, and brokerage and annuity commissions. Please refer to Noninterest Income as presented on Page 3 of the Financial Tables, Consolidated Statements of Income $86 $80 $83 $83 1 Insurance Commissions $20 $18 $18 $21 $22 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 $82 7

$103 $101 $100 $101 $102 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 Personnel $22 $21 $20 $20 $20 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 NONINTEREST EXPENSE TRENDS ($ IN MILLIONS) Technology and Equipment 1 – FTE = Average full time equivalent employee Please refer to Noninterest Expense as presented on Page 3 of the Financial Tables, Consolidated Statements of Income FTE1 Trend $177 $172 $176 $174 $174 4,465 4,421 4,378 4,374 4,415 2Q 2015 3Q 2015 4Q 2015 1Q 2016 2Q 2016 8

2016 OUTLOOK 9  High single digit annual average loan growth  Maintain Loan to Deposit ratio under 100%  In the absence of Federal Reserve action to raise rates, NIM expected to be approximately flat  Approximately flat to prior year NONINTEREST EXPENSE  Approximately flat to prior year  Continue to follow stated corporate priorities for capital deployment  Dependent on loan growth and changes in risk grade or other indications of credit quality BALANCE SHEET NET INTEREST MARGIN NONINTEREST INCOME CAPITAL PROVISION oninterest Expense Balance Sheet et Interest argin oninterest ncome apital rovision